UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23509

Hamilton Lane Private Assets Fund

(Exact name of registrant as specified in charter)

110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053

(Address of principal executive offices) (Zip code)

Frederick W. Shaw

Hamilton Lane Advisors, L.L.C.

110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053

(Name and address of agent for service)

registrant's telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

1.(a) The Report to Shareholders is attached herewith.

Hamilton Lane Private Assets Fund

Financial Statements

For the Year Ended March 31, 2022

Hamilton Lane Private Assets Fund

Table of Contents
For the Year Ended March 31, 2022

Management’s Discussion of Fund Performance	2-3
Report of Independent Registered Public Accounting Firm	4
Fund Performance (Unaudited)	5-6
Consolidated Schedule of Investments	7-12
Consolidated Statement of Assets and Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15-16
Consolidated Statement of Cash Flows	17
Consolidated Financial Highlights	18-20
Consolidated Notes to Financial Statements	21-33
Supplemental Data (Unaudited)	34-37
Privacy Policy	38-39

Hamilton Lane Private Assets Fund

Management’s Discussion of Fund Performance

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Private Assets Fund (“Private Assets Fund”) with a goal towards long-term outperformance of the public markets with a decreased observed volatility, consistent with what data shows the private equity markets have done over the long-term. The Fund today is composed of over 55 investments into over 150 underlying companies spread among 45 managers and varied across geography and sector.

Performance of the Fund

The first quarter of 2022 was marked by public market volatility, in particular with downward pressure on equities in January and February. We acknowledge that equities in general are highly correlated, and therefore have seen equities impacted on the private side as well. For the first quarter of 2022, while the S&P 500 Index1 return was -4.60% and the MSCI World Index2 return was -5.15%, the Private Assets Fund3 outperformed the S&P 500 Index and MSCI World Index by over five hundred basis points with a return of 0.53% for the Class I shares, 0.18% for the Class R shares, and 0.40% for the Class D shares. That brings annualized returns for the one-year period ending March 31, 2022 to 20.45% for Class I shares, 19.31% for Class R shares, and a since inception return of 10.97% for Class D shares, outperforming the MSCI World Index and the S&P 500 Index which had returns of 10.12% and 14.03%, respectively.

We believe the Fund’s portfolio construction has been key to this outperformance. The Fund today is nearly eighty-five percent private equity, split more or less equally between direct investments into companies and more varied secondary investments. Every investment we make is alongside a sponsor that we believe is an expert in that company’s sector, geography, and value creation strategy.

Themes in the Portfolio

In the current market environment, we believe that quality is at a premium and have been targeting market leading assets that we expect to be resilient through a downturn given their entrenched business models and pricing power advantages. Buyouts currently make up approximately sixty percent of the portfolio, and as we have seen value increase in attractiveness, we have focused on businesses with strong free cash flow. The other piece of the portfolio that helped buoy performance during the turbulent first quarter is the fifteen percent allocation to private credit, nearly all of which is floating rate and yielding.

Similarly, North America has been one of the more attractive risk-adjusted geographies to target with about seventy percent of the Fund invested there, but we have noticed recently that large dislocations in places like Asia have created interesting buying opportunities.

Underlying business metrics across the portfolio have remained strong, with companies generally performing in line with or above their forecasted budgets for the year. This has resulted in strong business balance sheets battling a softening valuation landscape. We believe the positive performance for the first quarter of 2022 is an indication of the quality of the portfolio, in spite of the public market valuation backdrop.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For a prospectus that contains this and other information about the Fund, call (888) 882-8212 or visit our website at www.hamiltonlane.com/pafprospectus.com. Please read the prospectus carefully before investing. Past performance is not indicative of future results. Investing in the Fund involves risk including loss of principal.

The Fund operates as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Shares are speculative and illiquid securities involving substantial risk of loss. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

[1]	S&P 500 Index – The Standard and Poor’s 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

[2]	MSCI World Index – The MSCI World Index tracks large and mid-cap equity performance in developed market countries.

[3]

Class I and R shares were offered as of January 4, 2021. The Share Class performance for periods prior to January 4, 2021 reflects the performance of the Evergreen Private Fund L.P. (“EPF”) with an inception date of September 1, 2020. Class D shares were offered on August 1, 2021. EPF was reorganized into the Private Assets Fund on December 31, 2020. The Private Assets Fund is under common management of the EPF. Performance for each investor will vary from overall fund performance depending on fee structure and timing of investment.

Hamilton Lane Private Assets Fund

Management’s Discussion of Fund Performance

The Fund has limited operating history and the shares have no history of public trading and it is not anticipated that a secondary market for Shares will develop.

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time intends to offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Some of the principal risks of the Fund include limited operating history, limited liquidity, restricted and illiquid investments, non-diversification, and valuations subject to adjustments. The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses.

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances.

The information herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice, or investment recommendations. You should consult your accounting, legal, tax or other advisors about the matters discussed herein.

Hamilton Lane Advisors LLC is the Advisor to the Hamilton Lane Private Assets Fund. UMB Distribution Services, LLC and Hamilton Lane are unaffiliated.

Hamilton Lane Private Assets Fund is distributed by UMB Distribution Services, LLC, 235 W Galena Street, Milwaukee, WI 53212-3948

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hamilton Lane Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Assets Fund (the "Fund") as of March 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and financial highlights for each of the two periods in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, private investment counterparties, and brokers; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2020.

Cohen & Company, Ltd.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 31, 2022

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4535 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hamilton Lane Private Assets Fund

Fund Performance
March 31, 2022 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the MSCI World Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns as March 31, 2022
	1 Year	Since Inception*
Hamilton Lane Private Assets Fund – Class I	20.77%	19.70%
MSCI World Index	10.12%	12.29%
S&P 500 Index	15.65%	17.90%

*

Commencement of operations for the Hamilton Lane Private Assets Fund was January 4, 2021 following the reorganization of Hamilton Lane Evergreen Private Fund LP with and into the Fund, which was effective as of close of business on December 31, 2020. See Note 1 in the accompanying notes to the consolidated financial statements.

Hamilton Lane Private Assets Fund

Fund Performance
March 31, 2022 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

Hamilton Lane Advisors, L.L.C. (“the Adviser”) has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement is in effect until January 4, 2023, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022

Investments — 105.86%†	Interest Rate	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments — 53.47%^
Direct Credit — 13.88%
North America — 13.88%
Consumer Discretionary — 0.96%
Lash OpCo, LLC.[1,2,3] (Principal amount $3,314,181)	Cash 7.00% + LIBOR (1% Floor)[4]	3/18/2026	Senior Debt	12/29/2021	$3,282,522	$3,284,285	#

Containers and Packaging — 1.61%
Arctic Holdco, LLC.[1,2,3] (Principal amount $5,630,873)	Cash 6.00% + LIBOR (1% Floor)[4]	12/23/2026	Senior Debt	5/7/2021	5,527,359	5,518,203	#

Diversified Financials — 1.96%
AMLRS Holdings, Inc.[1,2] (Principal amount $4,683,052)	Cash 6.00% + LIBOR (1% Floor)[4]	9/21/2026	Senior Debt	9/21/2020	4,613,934	4,547,298	#
Kestra, Inc.[1,2,3] (Principal amount $2,230,769)	Cash 7.00% + LIBOR (0.5% Floor)[4]	6/3/2027	Senior Debt	12/14/2021	2,168,921	2,175,000	#
Total Diversified Financials						6,722,298

Electrical Equipment — 0.19%
Inventus Power, Inc.[1] (Principal amount $692,308)	Cash 8.50% + LIBOR (1% Floor)[4]	9/29/2024	Senior Debt	3/29/2021	682,248	669,531	#

Health Care — 1.89%
Teal Acquisition Co., Inc.[1] (Principal amount $642,276)	Cash 6.25% + LIBOR (1% Floor)[4]	9/22/2026	Senior Debt	9/21/2020	629,047	629,431	#
TNAA Holdco, LLC.[1,2,3] (Principal amount $5,980,000)	Cash 5.50% + LIBOR (1% Floor)[4]	12/16/2026	Senior Debt	12/16/2021	5,850,072	5,867,343	#
Total Health Care						6,496,774

Information Technology — 2.23%
Everberg CIS Holdings, LLC.[1,2,3] (Principal amount $526,170)	Cash 9.78% + LIBOR (1% Floor)[4]	4/14/2026	Senior Debt	4/5/2021	501,093	506,153	#
GI Consilio Parent, LLC.[1,3] (Principal amount $4,500,000)	Cash 7.50% + LIBOR (0.50% Floor)[4]	5/14/2029	Senior Debt	5/20/2021	4,455,000	4,500,000	#
Redstone Holdco 2, L.P.[1,3] (Principal amount $3,000,000)	Cash 7.75% + LIBOR (0.75% Floor)[4]	4/27/2029	Senior Debt	5/20/2021	2,947,500	2,696,100	#
Total Information Technology						7,702,253

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022 (Continued)

Investments — 105.86%†	Interest Rate	Maturity Date	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Industrials — 1.41%
Amentum Government Services Holding LLC.[1,3] (Principal amount $5,000,000)	Cash 7.50% + SOFR (0.75% Floor)[4]	2/15/2030	Senior Debt	3/7/2022	$4,851,292	$4,851,292	#

Insurance — 1.66%
Alliant Services, Inc.[1] (6,000 Series A Preferred shares)	9.75%	12/8/2028	Preferred Equity	11/6/2020	5,936,069	5,691,600	#

Software and Services — 1.10%
Career Step, LLC.[1] (2,500,000 shares)	Cash 9.75% + LIBOR (1% Floor)[4]	Perpetual	Preferred Equity	11/17/2020	2,432,192	2,492,113	#
Packers Software Intermediate Holdings, Inc.[1,2] (789.97 Series A shares, Principal amount $1,302,222)	Cash 7.75% + LIBOR (0.75% Floor)[4]	11/12/2028	Preferred Equity	11/12/2020	1,282,930	1,287,767	#
Total Software and services						3,779,880

Telecommunications — 0.87%
MetroNet Systems Holdings, LLC.[1,3] (Principal amount $3,000,000)	Cash 7.00% + LIBOR (0.75% Floor)[4]	6/2/2029	Senior Debt	6/2/2021	2,952,143	2,985,900	#
Total Direct Credit					48,112,322	47,702,016

	Investment Type
Direct Equity — 39.59%
Asia — 3.86%
Health Care — 3.86%
Celestial Key Group, Ltd.*[1,3,5] (500 Class A shares)	Limited Partnership Interest	11/26/2021	5,009,408	5,009,408	#
Indigo, L.P.*[1,3,5]	Limited Partnership Interest	6/18/2021	4,400,000	8,259,852	#
Total Health Care				13,269,260
Total Asia				13,269,260

North America — 21.09%
Consumer Discretionary — 7.01%
CL DAL Opportunities Feeder, L.P.*[1,5]	Limited Partnership Interest	9/9/2020	3	763,513
LUV Car Wash Holdings LLC.*[1,3,5]	Limited Partnership Interest	3/2/2022	10,000,000	10,000,000	#
MiddleGround Checker Co-Invest Partners L.P.*[1,3,5]	Limited Partnership Interest	1/31/2022	7,000,000	7,000,000	#
RC V RW Investor-B, LLC*[1,5]	Limited Partnership Interest	10/23/2020	5,685,200	6,329,725	#
Total Consumer Discretionary				24,093,238

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022 (Continued)

Investments — 105.86%†	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments (Continued)
North America (Continued)
Diversified Financials — 0.80%
AMLRS Equity Investors, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	$1,413,356	$2,742,865	#

Health Care — 1.07%
NEA BH SPV II, L.P.*[1,5]	Limited Partnership Interest	9/2/2020	5,012,744	1,417,888
Teal Parent Holdings, L.P.*[1,5]	Limited Partnership Interest	9/21/2020	32,520	33,882	#
TVG-Hero Holdings II, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	2,175,664	2,237,632	#
Total Health Care				3,689,402

Industrial Services — 5.52%
Einstein 2021, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	10,010,340	10,010,340	#
KAWP Holdings, L.P.*[1,5]	Limited Partnership Interest	12/18/2020	7,436,323	8,990,364	#
Total Industrial Services				19,000,704

Information Technology — 4.00%
Fetch Rewards, Inc.*[1,3,5] (106,646 Series E Preferred shares)	Preferred Equity	3/23/2022	4,999,970	4,999,970	#
Follett Acquisition, L.P.*[1,3,5]	Limited Partnership Interest	1/12/2022	8,000,000	8,000,000	#
T-VIII Skopima Co-Invest, L.P.*[1,2,3,5]	Limited Partnership Interest	5/7/2021	526,015	722,783	#
Total Information Technology				13,722,753

Semiconductors and Equipment — 2.48%
THL Fund Investors (Altar), L.P.*[1,2,3,5]	Limited Partnership Interest	1/27/2022	8,525,852	8,525,852	#

Software and Services — 0.21%
Project Brewer*[1,5]	Limited Partnership Interest	11/12/2020	744,445	718,539	#
Total North America				72,493,353

United Kingdom — 8.62%
Health Care — 1.88%
Panacea Co-Investment, L.P.*[1,2,5,6]	Limited Partnership Interest	12/21/2020	5,347,914	6,450,550	#

Insurance — 3.07%
Chance Co-Investment, L.P.*[1,5,6]	Limited Partnership Interest	12/21/2020	6,566,015	10,571,211	#

Software and Services — 3.67%
Bowmark Investment Partnership - J, L.P.*[1,5,6]	Limited Partnership Interest	10/15/2020	2,583,473	3,134,475	#
TPG Vardos CI, L.P.*[1,2,5]	Limited Partnership Interest	9/9/2020	6,009,308	9,466,089	#
Total Software and Services				12,600,564
Total United Kingdom				29,622,325

Western Europe — 6.02%
Diversified Financials — 2.73%
Enak Aggregator, L.P.*[1,3,5,6]	Limited Partnership Interest	1/18/2022	9,652,847	9,388,310	#

Industials — 3.29%
FSN Capital Unique Co-Investment, L.P.*[1,3,5,6]	Limited Partnership Interest	3/9/2022	11,119,332	11,309,419	#
Total Western Europe				20,697,729
Total Direct Equity			122,250,729	136,082,667

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022 (Continued)

Investments — 105.86%†	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments — 44.46% ^
Secondary Direct Equity — 1.08%
North America — 1.08%
Growth Equity — 1.08%
Madison Bay - HL, L.P.*[1,2,3,5]	Limited Partnership Interest	9/4/2020	$2,589,668	$3,700,253
Total Secondary Direct Equity			2,589,668	3,700,253

Secondary Funds — 43.38%
Asia — 2.74%
Health Care — 2.74%
LC Healthcare Continued Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	5/12/2021	6,069,636	9,420,999

Middle East — 2.69%
Venture Capital — 2.69%
Pitango Continuation Fund 2021, L.P.*[1,2,3,5]	Limited Partnership Interest	11/9/2021	7,280,000	9,234,104

North America — 35.23%
Corporate Finance/Buyout — 13.73%
Audax Private Equity Fund IV CF, L.P.*[1,2,5]	Limited Partnership Interest	12/23/2020	4,150,323	5,514,237
CLP Select Opportunities, L.P.*[1,2,5]	Limited Partnership Interest	12/10/2020	8,797,318	10,016,143
JZHL Secondary Fund, L.P.*[1,2,5,7]	Limited Partnership Interest	12/4/2020	4,231,270	10,529,634
KPS Special Situations Fund IV, L.P.*[1,2,5]	Limited Partnership Interest	9/30/2020	1,855,179	2,295,132
Trilantic Capital Partners VI Parallel II (North America), L.P.*[1,2,3,5]	Limited Partnership Interest	12/31/2021	5,366,554	6,308,576
Webster Equity Partners Pinnacle, L.P.*[1,3,5]	Limited Partnership Interest	11/18/2021	10,000,000	10,794,016
Wind Point Partners VIII-B, L.P.*[1,2,5]	Limited Partnership Interest	3/31/2021	1,255,072	1,738,357
Total Corporate Finance/Buyout				47,196,095

Diversified — 5.51%
Resolute II Continuation Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/20/2021	13,351,573	18,923,225

Growth Equity — 14.78%
10K Lakes Fund II, L.P.*[1,2,3,5]	Limited Partnership Interest	10/27/2021	1,712,000	2,321,355
Everstone Capital Partners III, L.P.*[1,2,5]	Limited Partnership Interest	10/15/2020	4,343,379	8,876,507
L Catterton Growth IV L.P.*[1,2,3,5]	Limited Partnership Interest	3/31/2021	4,803,911	8,120,625
Motive IC SAS-A, L.P.*[1,3,5]	Limited Partnership Interest	6/28/2021	2,743,293	4,744,826
NewView Capital Special Opportunities Fund I, L.P.*[1,2,5]	Limited Partnership Interest	10/23/2020	11,603,024	26,768,031
Total Growth Equity				50,831,344

Information Technology — 1.21%
ZMC II Extended Value Fund, L.P.*[1,2,3,5]	Limited Partnership Interest	8/19/2021	3,797,126	4,148,333
Total North America				121,098,997

Western Europe — 2.72%
Corporate Finance/Buyout — 1.07%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,3,5,6]	Limited Partnership Interest	4/22/2021	3,359,085	3,690,871

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022 (Continued)

Investments — 105.86%†	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Western Europe (Continued)
Diversified — 0.19%
Sagard 3, FCPI*[1,2,3,5,6]	Limited Partnership Interest	7/23/2021	$459,292	$523,569
Sagard 4, FCPI*[1,2,3,5,6]	Limited Partnership Interest	9/3/2021	90,175	79,506
Total Diversified				603,075

Logistics — 1.47%
Verdane AB-IB Co-Invest AB*[1,2,3,5,6]	Limited Partnership Interest	3/20/2022	5,062,163	5,064,738
Total Western Europe				9,358,684
Total Secondary Funds			100,330,373	149,112,784

Number of Contracts
Purchased Options — 0.01%
Put Options
INR Indian Rupee Option	2,000,000	83,000	17,579
Exercise Price: 79.93 INR, Notional Amount: 159,860,000 INR, Expiration Date: 10/19/2022*

	Interest rate	Principal Value	Shares
Short Term Investments — 7.92%
Goldman Sachs Financial Square Government Fund – Institutional Class[3,7]	0.26%[8]	N/A	17,801,104	17,801,104	17,801,104
UMB Bank Demand Deposit	0.01%[8]	9,450,000	N/A	9,450,000	9,450,000
Total Short Term Investments					27,251,104

Total Investments (Cost $300,617,196)					363,866,403
Liabilities in excess of other assets — (5.86%)					(20,135,825)
Total Net Assets — 100%					$343,730,578

INR - Indian Rupee

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

†

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares.
#

The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.
[1]	Restricted security.
[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	All or a portion of this security is held within HL PAF Holdings, LLC. (See Note 1).
[4]

These loans carry a variable rate of interest. The lending rates are generally a base rate, plus (i) the greater of a LIBOR floor or 1 month LIBOR, or (ii) the greater of a SOFR floor or the SOFR rate. As of March 31, 2022 the 1 month LIBOR rate was 0.332% and the SOFR rate was 0.29%.

[5]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[6]	Foreign security denominated in U.S. Dollars.
[7]	All or a portion of this security is held within PAF JZ Blocker (See Note 1).
[8]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Schedule of Investments
As of March 31, 2022 (Continued)

Summary of Investments by Strategy (as a percentage of total investments)
Direct Investments
Direct Credit	13.88
Direct Equity	39.59
Total Direct Investments	53.47
Secondary Investments
Secondary Equity	1.08
Secondary Funds	43.38
Total Secondary Investments	44.46
Purchased Options Contracts	0.01
Short Term Investments	7.92
Total Investments	105.86
Other assets in excess of liabilities	(5.86)
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Assets and Liabilities
March 31, 2022

Assets
Investments, at fair value (cost $300,534,196)	$363,848,824
Purchased options, at fair value (cost $83,000)	17,579
Cash	677,352
Receivable from Adviser	110,228
Direct credit interest receivable	188,724
Direct equity interest receivable	20,755
Interest receivable	43,623
Prepaid expenses and other assets	465,909
Total Assets	365,372,995

Liabilities
Incentive fees payable	9,855,779
Proceeds from issuance of shares received in advance	9,925,000
Investment management fees payable	1,489,049
Line of credit commitment fee payable	97,271
Accounting and administration fees payable	33,408
Organizational fees payable	30,316
Custody fees payable	14,429
Distribution and service fees payable	14,001
Transfer agent fees payable	6,950
Other accrued expenses	176,214
Total Liabilities	21,642,417

Commitments and contingencies (see Note 11)

Net Assets	$343,730,578

Composition of Net Assets:
Paid-in capital	$287,446,971
Total distributable earnings	56,283,607
Net Assets	$343,730,578

Net Assets Attributable to:
Class I Shares	$329,988,951
Class R Shares	929,270
Class D Shares	12,812,357
$343,730,578

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	26,710,202
Class R Shares	75,965
Class D Shares	1,040,030
27,826,197

Net Asset Value per Share:
Class I Shares	$12.35
Class R Shares	$12.23
Class D Shares	$12.32

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2022

Investment Income
Interest income	$3,131,335
Total Income	3,131,335

Expenses
Incentive fees	7,720,112
Investment management fees	3,683,015
Organizational fees	28,427
Professional fees	450,854
Accounting and administration fees	360,513
Offering costs	256,534
Trustees’ fees and expenses	60,000
CCO fees	61,560
Commitment fees	376,785
Line of credit fees	213,333
Transfer agent fees	55,247
Custodian fees	67,635
Distribution and service fees (Class R)	5,363
Distribution and service fees (Class D)	8,639
Other operating expenses	144,313
Total Expenses	13,492,330
Investment management fees recouped	380,536
Net Expenses	13,872,866
Net Investment Loss	(10,741,531)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	6,996,198
Net change in unrealized appreciation on investments	48,839,563
Net change in unrealized depreciation on purchased options	(45,531)
Net increase in reimbursement by affiliate (Note 6)	17,493
Net Realized and Change in Unrealized Gain	55,807,723

Net Increase in Net Assets Resulting from Operations	$45,066,192

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Period January 4, 2021* Through March 31, 2021
Change in Net Assets Resulting from Operations
Net investment loss	$(10,741,531)	$(1,326,790)
Net realized gain on investments	6,996,198	1,438,968
Net change in unrealized appreciation/(depreciation) on investments and purchased options	48,794,032	5,704,675
Net increase in reimbursement by affiliate (Note 6)	17,493	—
Net Change in Net Assets Resulting from Operations	45,066,192	5,816,853

Distributions to investors
Class I	(3,908,571)	—
Class R	(13,456)	—
Class D	(51,136)	—
Net Change in Net Assets from Distributions to Investors	(3,973,163)	—

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	127,318,500	154,897,625	[1]
Transfers In	100,000	—
Reinvested distributions	1,376,415	—
Total Class I Transactions	128,794,915	154,897,625

Class R
Proceeds from issuance of shares	797,500	—
Reinvested distributions	5,706
Transfers Out	(100,000)	—
Total Class R Transactions	703,206	—

Class D
Proceeds from issuance of shares	12,292,812	—
Reinvested distributions	32,138
Total Class D Transactions	12,324,950	—

Net Change in Net Assets Resulting from Capital Share Transactions	141,823,070	154,897,625

Total Net Increase in Net Assets	182,916,100	160,714,478

Net Assets
Beginning of period	160,814,478	100,000
End of period	$343,730,578	$160,814,478

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Period January 4, 2021* Through March 31, 2021
Shareholder Activity
Class I Shares
Shares sold	11,099,670	15,484,525
Shares transferred in	9,756	—
Reinvested distributions	116,251	—
Net Change in Class I Shares Outstanding	11,225,677	15,484,525

Class R Shares
Shares sold	75,237	—
Reinvested distributions	484	—
Shares transferred out	(9,756)	—
Net Change in Class R Shares Outstanding	65,965	—

Class D Shares
Shares sold	1,037,314	—
Reinvested distributions	2,716
Net Change in Class D Shares Outstanding	1,040,030	—

[1]

Contributions include $137,227,624, which consists of assets of $138,823,251, net of assumed liabilities and performance allocation of $1,595,627, which were received in connection with the reorganization of the Hamilton Lane Evergreen Private Fund LP. See Note 1 in the accompanying notes to consolidated financial statements.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2022

Cash Flows From Operating Activities
Net increase in net assets from operations	$45,066,192
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(190,442,594)
Purchases of short-term investments, net	(23,967,976)
Proceeds from investment distributions	23,322,910
Net realized gain on investments	(6,996,198)
Net change in unrealized appreciation/depreciation on investments	(48,839,563)
Net change in unrealized appreciation/depreciation on purchased options	45,531
(Increase)/Decrease in Assets:
Decrease in prepaid organizational costs	125,664
Increase in prepaid expenses and other assets	(457,509)
Increase in interest receivable	(16,161)
Decrease in receivable from Adviser	380,535
Increase in direct credit interest receivable	(69,921)
Increase in direct equity interest receivable	(20,755)
Increase/(Decrease) in Liabilities:
Increase in incentive fees payable	7,720,112
Increase in line of credit commitment fee payable	97,271
Increase in investment management fee payable	947,408
Decrease in organizational fee payable	(73,374)
Decrease in accounting and administration fees payable	(7,578)
Decrease in trustees’ fees payable	(30,000)
Increase in transfer agent fees payable	2,337
Increase in investor distribution and servicing fees payable	14,001
Increase in custody fees payable	7,176
Increase in other accrued expenses	38,513
Net Cash Used in Operating Activities	(193,153,980)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in capital contributions received in advance	148,733,812
Distributions to investors, net of reinvestments of distributions	(2,558,904)
Net Cash Provided by Financing Activities	146,174,908

Net change in Cash	(46,979,072)
Cash - Beginning of Period	47,656,424
Cash - End of Period	$677,352

Supplemental disclosure of non-cash activities
Reinvested dividends	$1,414,259

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights
Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.50)	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	2.65	0.47
Net increase in reimbursement by affiliate (Note 6)	— [2,3]	—
Total from investment operations	2.15	0.38

Distributions to investors
From net realized gains	(0.18)	—
Total distributions to investors	(0.18)	—

Net Asset Value per share, end of period	$12.35	$10.38

Net Assets, end of year (in thousands)	$329,989	$160,711

Ratios to average shareholders’ equity:
Net investment loss[4,5]	(1.21)%	(0.41)%

Gross expenses[6]	5.44%	3.37%
Expense Recoupment/(Reimbursement)	0.15%	(0.92)%
Net expenses[6]	5.59%	2.45%

Total Return[7]	20.77%[9]	3.78%[8,9]

Portfolio turnover rate	0.00%	0.00%[8]

Senior Securities
Total borrowings (000s)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(10)	$—	$—

[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2022, the Advisor reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[5]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]	Not annualized.
[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights
Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.58)	(0.09)
Net realized and unrealized gain/(loss) on investments and purchased options	2.61	0.47
Net increase in reimbursement by affiliate (Note 6)	— [2,3]	—
Total from investment operations	2.03	0.38

Distributions to investors
From net realized gains	(0.18)	—
Total distributions to investors	(0.18)	—

Net Asset Value per share, end of period	$12.23	$10.38

Net Assets, end of year (in thousands)	$929	$104

Ratios to average shareholders’ equity:
Net investment loss[4,5]	(1.91)%	(0.41)%

Gross expenses[6]	6.14%	3.37%
Expense Recoupment/(Reimbursement)	0.15%	(0.92)%
Net expenses[6]	6.29%	2.45%

Total Return[7]	19.61%[9]	3.78%[8,9]

Portfolio turnover rate	0.00%	0.00%[8]

Senior Securities
Total borrowings (000s)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(10)	$—	$—

[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2022, the Advisor reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[5]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]	Not annualized.
[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Financial Highlights
Class D Shares

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period August 1, 2021* through March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.10
Activity from investment operations:
Net investment loss[1]	(0.35)
Net realized and unrealized gain/(loss) on investments and purchased options	1.75
Total from investment operations	1.40

Distributions to investors
From net realized gains	(0.18)
Total distributions to investors	(0.18)

Net Asset Value per share, end of period	$12.32

Net Assets, end of year (in thousands)	$12,812

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(1.44)%

Gross expenses[4]	4.43%
Expense Recoupment/(Reimbursement)	0.26%
Net expenses[4]	4.69%

Total Return[5]	12.66%[6,7]

Portfolio turnover rate	0.00%[6]

Senior Securities
Total borrowings (000s)	$—
Asset coverage per $1,000 unit of senior indebtedness(8)	$—

[1]	Per share data is computed using the average shares method.
[2]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[3]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 1.96% for the period August 1, 2021 through March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.96% for the period August 1, 2021 through March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[6]	Not annualized.
[7]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[8]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*	The Class commenced operations on August 1, 2021.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022

Note 1 – Organization

Hamilton Lane Private Assets Fund (the “Fund”) a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment advisor of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware trust on February 7, 2020 and commenced operations on January 4, 2021. Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund may include investments in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). The Fund’s investments will also include direct investments in the equity or debt of a company (collectively, “Direct Investments”). The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees (“Board”); and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

As of March 31, 2022, there are two active Subsidiaries, the PAF JZ Blocker, formed under the laws of the Cayman Islands on September 17, 2020, and HL PAF Holdings, LLC, incorporated in Delaware on March 10, 2021. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2022, total assets of the Fund were $365,372,995, of which $11,722,999, or approximately 3.2%, was held in the PAF JZ Blocker, and $206,878,775, or approximately 56.6%, was held in HL PAF Holdings, LLC.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 2 – Accounting Policies (continued)

(c) Cash

Cash, represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(d) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(e) Concentration of Market, Credit, and Industry Risks

The Fund’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit, and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s portfolio investments.

(f) Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are also in private equity credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for Direct Investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

(g) Investment Transactions and Related Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. Distributions occur at irregular intervals, and the exact timing of distributions from the portfolio investments has not been communicated to the Fund. It is estimated that distributions will occur over the life of the portfolio investments.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 2 – Accounting Policies (continued)

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

(h) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(i) Currency Risk

Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

(j) Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2022.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of and during the open tax year ended September 30, 2021, and the six months ended March 31, 2022, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

Note 3 – Investment Transactions

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments, were $190,480,349 and $0, respectively.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund has designated a Valuation Committee (the “Committee”) comprised of employees of the Adviser to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Committee meets on a monthly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Committee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Committee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 4 – Portfolio Valuation (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II	Level III	Total
Investments
Direct Credit	$—	$—	$47,702,016	$47,702,016
Direct Equity	—	1,417,888	133,901,266	135,319,154
Purchased Options	—	17,579	—	17,579
Short Term Investments	27,251,104	—	—	27,251,104
Total Investments	$27,251,104	$1,435,467	$181,603,282	$210,289,853

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $153,576,550 are excluded from the fair value hierarchy as of March 31, 2022.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

	Direct Credit	Direct Equity	Secondary Equity
Balance as of March 31, 2021	$19,953,395	$42,897,987	$1,633,345
Transfers into Level III	—	—	—
Transfers out of Level III	—	(1,417,888)[1]	(3,700,253)[2]
Total gains or losses for the period
Included in earnings (or changes in partners’ capital)	(266,599)	12,413,507	495,737
Purchases	33,836,214	81,147,278	1,571,171
Distributions received	(5,820,994)	(1,139,618)	—
Balance as of March 31, 2022	$47,702,016	$133,901,266	$—

Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level III assets held at the end of the reporting period	$(266,599)	$12,413,507	$715,336

[1]

During the year, the underlying investments held by the Fund through special purpose vehicles, categorized as Level III as of March 31, 2021, completed their initial public offering. The special purpose vehicles now predominantly attribute their fair value to a publicly traded share price. As a result, the Fund has transferred the investments out of Level III and into Level II as of March 31, 2022.

[2]

During the year, the Adviser updated its valuation policy for all secondary single-asset fund investments with exposure to GP economics. All secondary single-asset fund investments categorized as Level III as of March 31, 2021 have been transferred out of Level III and are now fair valued using net asset value (or its equivalent) as a practical expedient, which are excluded from the fair value hierarchy.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 4 – Portfolio Valuation (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2022:

Asset Class	Fair Value at March 31, 2022	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Direct Credit	$47,702,016	Income Approach	Market Yield	9.57% – 13.37%	N/A	Decrease
		Recent Transaction	Recent transaction price	N/A	N/A	N/A
Direct Equity	133,901,266	Market Approach	EBITDA Multiple	8.5x – 26.0x	N/A	Increase
			Revenue Multiple	7.5x	N/A	Increase
		Recent Transaction	Recent transaction price	N/A	N/A	N/A

(1)

The Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	Inputs shown do not represent a range but rather distinct inputs, thus since there is no range a weighted average calculation would not apply.

(3)	This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

Note 5 – Federal Income Taxes

At March 31, 2022, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$297,069,633
Gross unrealized appreciation	71,341,286
Gross unrealized depreciation	(4,544,516)
Net unrealized appreciation on investments	$66,796,770

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$ (645,765)	$645,765

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 5 – Federal Income Taxes (continued)

As of September 30, 2021 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	246,398
Tax accumulated earnings	246,398

Accumulated capital and other losses	$(6,294,846)
Unrealized appreciation/(depreciation) on investments	48,387,410
Net increase in reimbursement by affiliate	17,492

Total accumulated earnings	$42,356,454

As of September 30, 2021 the fund had $6,294,846 of qualified late-year ordinary losses, which are deferred until the next taxable year beginning October 1, 2021, for tax purposes. Net late-year ordinary losses incurred for the period January 4, 2021 through September 30, 2021, are deemed to arise on the first day of the Fund’s next taxable year. Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Hamilton Lane Private Assets Fund, hereby designates $3,973,163 as long-term capital gains distributed during the year ended September 30, 2022.

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the Advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, that is accrued monthly and payable upon the Fund’s exit from an investment in each Direct Investment, Secondary Investment, Listed PE Investment and Opportunistic Investment (each, an “Applicable Investment”).

The Incentive Fee shall be calculated in respect of each Applicable Investment (i.e., on a deal-by-deal basis), whether or not such investments are made through any intermediate vehicle.

The Incentive Fee in respect of each Applicable Investment shall be calculated as follows:

(i) First, 100% of all proceeds (including both cash and non-cash proceeds) from such Applicable Investment received by the Fund (“Relevant Proceeds”) shall be retained by the Fund until it has received Relevant Proceeds equal to:

(a)	the acquisition cost of such Applicable Investment; plus

(b)

an amount equal to the Preferred Return Rate, compounded annually, on the amounts originally invested by the Fund in such Applicable Investment, calculated from the time (or times) the Fund contributed capital in respect of such Applicable Investment until the Fund received Relevant Proceeds in respect of such Applicable Investment equal to this paragraph (i), taking into account the timing of the relevant cash flows;

(ii) Second, the Adviser will be entitled to amounts equal to 100% of further Relevant Proceeds received by the Fund with respect to such Applicable Investment until such time as the Adviser has received 12.50% multiplied by the sum of (x) the preferred return described in paragraph (i)(b) above and (y) the amounts distributed to the Adviser under this paragraph; and

(iii) Third, an additional amount equal to 12.50% multiplied by further Relevant Proceeds with respect to such Applicable Investment will be distributed to the Adviser and the remainder of further Relevant Proceeds with respect to such Applicable Investment shall be retained by the Fund.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 6 – Investment Management Fees and Allocations (continued)

For purposes of the foregoing, (A) the “Preferred Return Rate” equals (x) 8% per annum in respect of any Direct Equity Investment, Secondary Investment, Opportunistic Investment or Listed PE Investment and (y) 6% per annum in respect of any Direct Credit Investment, (B) all amounts “retained” by the Fund shall be available for immediate use by the Fund for payment of expenses, reinvestment or any other valid Fund purpose, and need not be held by the Fund as cash or in any other form for any length of time, but rather the Fund is free to use such amounts in any manner, (C) a single Secondary Investment may be composed of a portfolio of underlying assets acquired in a single transaction or a series of related transactions as determined by the Adviser in its reasonable discretion, and assets acquired as part of a single secondary transaction may be treated as one or more separate Secondary Investments, and (D) the contributions to and distributions from an applicable investment will be based on the actual currency in which such amounts are made and will not reflect any hedging.

No Incentive Fee will be payable in respect of any Investments of the Fund in new private asset funds during their fund raising phase, currency hedging transactions or cash equivalents. The Fund’s Incentive Fees incurred for the year ended March 31, 2022 are reported on the Consolidated Statement of Operations.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement is in effect until January 4, 2023, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the year ended March 31, 2022, the Adviser recovered $380,536 of its previously waived advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2022 the amount of these potentially recoverable expenses is $110,227 expiring on March 31, 2024.

During the year ended March 31, 2022, the Advisor reimbursed the Fund $17,493 for an error during valuation procedure. This amount is reported on the Fund’s Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” This reimbursement had no impact on the Fund’s performance.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

The Fund will invest in highly illiquid, long-term investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the Investment Funds or Direct Investments. In addition, the investments of the Investment Funds and Direct Investments generally will be investments for which no liquid market exists or will be subject to legal or other restrictions on transfer, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Investment Funds or sponsors of Direct Investments in which the Fund invests may face reduced opportunities to exit and realize value from their investments in the event of a general market downturn or a specific market dislocation. As a consequence, an Underlying Fund or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, distributions may be made by the Fund to Limited Partners in-kind and could consist of securities for which there is no readily available market.

In some cases, the Fund may dispose of its investments in one or more Investment Funds and Direct Investments in secondary transactions with third parties. Approval of the sponsors of Investment Funds and Direct Investments will generally be required to effect any such secondary sale and there can be no assurances that such approval will be given. Furthermore, due to the illiquid market for secondary transactions, there can be no assurance that any secondary sale will be successfully completed in the time the Adviser determines most appropriate for the Fund or that the price paid by a third party purchaser will reflect Hamilton Lane’s or the underlying fund sponsor’s valuation for such investment. Depending on the circumstances of the Underlying Fund, the price received by the Fund may represent a substantial discount relative to the valuation at which such investment is held or the amount of capital contributed to such investment. The Fund may be required to agree to retain certain liabilities relating to the Underlying Fund or Direct Investment even after it is sold.

Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

Certain interested trustees and officers of the Fund are affiliated with the Adviser and receive no compensation from the Fund for serving as officers and/or trustees.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

The Adviser provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Fund. As a result, the Adviser and its affiliates – including each of their respective directors, officers, partners and employees – may be subject to various conflicts of interest in their relationships and dealings with the Fund. By acquiring an

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

interest in the Fund, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

The valuations reported by the Investment Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s distributor, UMB Distribution Services, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2022, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Note 9 – Additional Risk Factors

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s and Investment Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things: quarantines and travel restrictions, including border closings, strained healthcare systems, event cancellations, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. Health pandemics or outbreaks could result in a general economic decline in a given region, or globally, particularly if the outbreak persists for an extended period of time or spreads globally. This could have an adverse impact on Investment Funds and/or Direct Investments, or the Fund’s ability to source new investments or to realize its investments. Pandemics and similar events could also have an acute effect on individual issuers or related groups of issuers and could adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to Investment Funds and/or Direct Investments or the Adviser’s operations or the operations of a sponsor of an Investment Fund or Direct Investment. Additionally, the risks related to health pandemics or outbreaks of disease are heightened due to uncertainty as to whether such an event would qualify as a force majeure event. If a force majeure event is determined to have occurred, a counterparty to the Fund, an Investment Fund and/or Direct Investments may be relieved of its obligations under certain contracts to which

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 9 – Additional Risk Factors (continued)

it is a party, or, if it has not, the Fund, Investment Fund or Direct Investments, as the case may be, may be required to meet their contractual obligations, despite potential constraints on their operations and/or financial stability. Either outcome could adversely impact performance of the Investment Funds, Direct Investments and/or the Fund.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of portfolio investments.

Note 10 – Other agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2022, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2022, the Fund has $31,720,799 in unfunded commitments to private equity investments.

Note 12 – Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class R Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class I Shares by an investor in the Fund is $1,000,000, the minimum initial investment in Class R Shares by an investor is $50,000 and the minimum initial investment in Class D Shares by an investor in the Fund is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

Note 13 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended March 31, 2022.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2022 by risk category are as follows:

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Note 13 – Derivatives and Hedging Disclosures

	Asset Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Asset and Liabilities Location	Value
Foreign exchange contracts	Purchased options contracts, at value	$17,579
Total		$17,579

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts
Foreign exchange contracts	$(45,531)
Total	$(45,531)

The quarterly average volumes of derivative instruments as of March 31, 2022 are as follows:

Derivatives not designated as hedging instruments
Foreign exchange contracts	Purchased options contracts	Notional value	159,860,000 INR

INR - Indian Rupee

Note 14 – LIBOR Phaseout Risk

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Note 15 – Significant Shareholder

As of March 31, 2022, the Fund has a Shareholder that holds 38% of the outstanding Shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

Note 16 – Line of Credit

As of April 29, 2021 the Fund secured a committed, secured line of credit (the “Facility”) with Investec Bank PLC. The Facility has the following terms: (a) an Arrangement Fee of $420,000 constituting one hundred twenty (120) basis points (1.20%) of the aggregate Commitment in effect on the Closing Date, (b) an Administrative Agency Fee of $50,000 per annum, (c) an Extension

Hamilton Lane Private Assets Fund

Consolidated Notes to Financial Statements
March 31, 2022 (Continued)

Fee an amount equal to fifty (50) basis points (0.50%) of the aggregate Commitment then in effect, (d) a commitment amount of $35,000,000, (e) interest rate of applicable LIBOR rate plus 3.25% per annum and (f) termination date of April 29, 2024. The Fund did not borrow under the line of credit agreement during the year ended March 31, 2022.

Note 17 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 18 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $15,175,000 as of January 31, 2022), with a June 30, 2022 valuation date. Shareholders that desired to tender Shares for repurchase were required to do so by April 26, 2022. There were no tender requests received for the Class D shares, Class R shares or Class I Shares.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2022 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Executive in Residence and Special Program Director of WE Hatch (since 2020); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017-2019)	1	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Chief Investment Officer and Founder of Innovation Beta (since 2017); Portfolio Manager of Transamerica Multi-Manager Alternative Strategies Portfolio Fund (2016-2017)	1	N/A
Jeff Ladouceur Birth Year: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Director of SEI Investments (since 2010)	1	N/A

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2022 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Andrew Schardt Birth Year: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since Inception	Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (since 2008)	1	N/A
Frederick Shaw Birth Year: 1975 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Assistant Secretary	Since Inception	Chief Risk Officer (since April 2020); Managing Director, Head of Risk, Compliance and Strategic Integrations (2019 – 2020); Managing Director, Global Chief Compliance and Anti-Money Laundering Officer (2017 – 2019); and Principal, Director of Compliance (2011 – 2017) at Hamilton Lane Advisors, L.L.C.	1	N/A
Elina Magid Birth Year: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2017); Senior Manager at Deloitte & Touche LLP (2002 – 2017)	N/A	N/A
Adam B. Shane Birth Year: 1983 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	N/A	N/A

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2022 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Allison Callahan Birth Year: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2020

Funds Product Associate at Hamilton Lane Advisors, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020); Manager at Hartford Funds (registered investment company) (2014 – 2019)

				N/A	N/A
Kristin Jumper Birth Year: 1984 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since August 2021	Head of Legal - Transactions at Hamilton Lane Advisors, L.L.C. (since 2021); Counsel at Hamilton Lane Advisors, L.L.C. (since 2017)	N/A	N/A
Gina Ro Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2022	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)	N/A	N/A
Gerard Scarpati Birth Year: 1955 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund

Supplemental Data
March 31, 2022 (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Hamilton Lane Private Assets Fund

Privacy Policy
March 31, 2022 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 882-8212

Hamilton Lane Private Assets Fund

Privacy Policy
March 31, 2022 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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Investment Adviser

Hamilton Lane Advisors, L.L.C.
110 Washington St, Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

UMB Distribution Services, LLC
235 W. Galena Street
Milwaukee, WI 53212-3949

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
151 N Franklin Street
Suite 575
Chicago, IL 60606

ITEM 1.(b) Not Applicable.

ITEM 2. CODE OF ETHICS.

(a) Hamilton Lane Private Assets Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,000 for 2021 and $125,000 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2020 and $15,000 for 2022.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $1,200 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2021 and $0 for 2022.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC PROXY POLICY AND PROCEDURE

INTRODUCTION

Hamilton Lane Advisors, LLC (“Hamilton”) acts as either the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

[1]	Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

[2]	Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2022, the biographies of certain of the Adviser’s investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Gildea | Head of Investments

Brian is Head of Investments at Hamilton Lane where he is responsible for oversight and management of all of Hamilton Lane’s investment activities. In addition, Brian serves on the firm’s Investment Committee and Operating Committee. Brian has more than 20 years of private equity investment experience.

Prior to joining Hamilton Lane in 2009, Brian was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Brian began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

Brian Gildea received a B.S. in Business Administration from Georgetown University.

Michael Ryan | Managing Director

Mike serves as Managing Director and Head of Evergreen Portfolios, focused on the development and management of Hamilton Lane’s open-ended private markets solutions. In his prior role, Mike headed the Research group where his work informed portfolio construction, risk assessment and product structure across Hamilton Lane’s portfolios.

Prior to joining Hamilton Lane in 2008, Mike was a Principal at Capital Z Investment Partners, where managed private equity investments in alternative asset managers. Previously, Mike worked in the Technology Investment Banking and Real Estate Investment Banking groups at Merrill Lynch.

Mike received a B.A. in Economics and Computer Science from Williams College.

Richard Hope | Managing Director & Head EMEA

Richard is a Managing Director and Head of EMEA on Hamilton Lane’s Global Investment Team and member of the Investment Committee. Richard heads the firm’s London office and focuses on both direct equity and credit and secondary transactions. Richard represents Hamilton Lane on several fund advisory boards and is a regular conference speaker.

Prior to joining Hamilton Lane in 2011, Richard worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Richard worked in the UK at Noble Group, where he was responsible for making and managing venture and growth capital investments. Richard received a B.Com. from the University of Edinburgh.

Andrew Schardt | Managing Director

Drew is the Head of Global Investment Strategy at Hamilton Lane and serves as the firm’s Co-Head of Direct Credit. As Head of Investment Strategy, Drew is responsible for shaping strategic portfolio decisions across Hamilton Lane’s various investment strategies and product areas. In his capacity as Co-Head of Direct Credit, Drew helps oversee credit-related investment activities and co-manages the Direct Credit team. Drew is a member of the Investment Committee as well as the firm’s Executive Committee.

Prior to joining Hamilton Lane in 2008, Drew focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, Drew held positions with Holberg, Inc., a diversified private holding company, and he began his career in investment banking at Banc of America Securities.

Drew received an M.B.A from Duke University’s Fuqua School of Business and a bachelor’s degree in Economics from Cornell University.

Thomas Kerr | Managing Director

Tom is a Managing Director and the Global Head of Secondaries at Hamilton Lane. He is responsible for direction and oversight of the firm’s Secondary Investment platform and is a member of the Investment Committee. In this capacity, Tom is active in secondary deal sourcing and execution. In addition, Tom is a member of the firm’s Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach.

Tom began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Tom was responsible for the coordination and management of the firm’s client relationship activities. Prior to joining Hamilton Lane, Tom spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Tom received an M.B.A. from Saint Joseph's University and a B.S. in Finance from Rider University.

Jacqueline Rantanen | Managing Director

Jackie is a Managing Director and the Head of Product Solutions at Hamilton Lane, where she is responsible for aligning our specialized funds offerings to meet client objectives and needs. Jackie is also Co-Head of Hamilton Lane’s Impact Fund and serves as a member of the Investment and Responsible Investment Committees.

Jackie began her career with Hamilton Lane on the Fund Investment Team, and she has held roles in Relationship Management, PR and Marketing. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Jackie received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Chief Executive Officer

Mario is Chief Executive Officer, a member of the HLNE board of directors and a Co-Chairman of various investment committees. He has been CEO since 2001, and is responsible for the firm's strategic direction, management structure and process. Mario also plays a significant role in providing client services to the firm's numerous clients and in marketing the firm's products and services.

He received a B.A. from California State University, Northridge, a Master of Laws degree from the University of Virginia and a J.D. from Boston College.

Stephen Brennan | Head of Private Wealth Solutions

Steve is a Managing Director at Hamilton Lane, where he is a member of the Investment Committee and leads efforts to provide private markets solutions to the growing Wealth Management and Intermediary channels. In this capacity, he sets the strategic direction and oversees all aspects of Hamilton Lane’s high net worth and intermediary businesses.

Prior to joining Hamilton Lane in 2002, Steve held client service focused positions at Goldman Sachs Asset Management and BNY Mellon.

Steve received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)(1)

(As of March 31, 2022)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	Zero Accounts	17 accounts, $3,717,917,383	40 accounts, $11,740,000,000	Zero accounts	53 accounts, $20,884,346,773	13 accounts, $2,808,000,000
Brian Gildea	Zero accounts	19 accounts, $4,216,917,383	40 accounts, $11,740,000,000	Zero accounts	76 accounts, $29,122,073,980	16 accounts, $3,118,000,000
Michael Ryan	Zero accounts	Zero accounts	Zero accounts	Zero accounts	2 account, $2,200,000,000	Zero accounts
Richard Hope	Zero accounts	3 accounts, $799,000,000	10 accounts, $1,565,000,000	Zero accounts	27 accounts, $10,735,209,812	4 accounts, $260,000,000
Andrew Schardt	Zero accounts	Zero accounts	Zero accounts	Zero accounts	5 accounts, $1,666,419,191	Zero accounts
Thomas Kerr	Zero accounts	3 accounts, $799,000,000	10 accounts, $1,565,000,000	Zero accounts	32 accounts, $12,401,629,003	4 accounts, $260,000,000
Jacqueline Rantanen	Zero accounts	14 accounts, $2,981,917,383	30 accounts, $10,175,000,000	Zero accounts	21 accounts, $8,482,717,770	9 accounts, 2,548,000,000
Stephen Brennan	Zero accounts	14 accounts, $2,981,917,383	30 accounts, $10,175,000,000	Zero accounts	21 accounts, $8,482,717,770	9 accounts, 2,548,000,000

(1) As of March 31, 2022. Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4)	Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2022)
Mario Giannini	Over $1,000,000
Brian Gildea	Over $1,000,000
Michael Ryan	$500,001-$1,000,000
Richard Hope	None
Andrew Schardt	$100,001-$500,000
Thomas Kerr	$100,001-$500,000
Jacqueline Rantanen	None
Stephen Brennan	Over $1,000,000

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Assets Fund

By (Signature and Title)*	/s/ Andrew Schardt

Andrew Schardt, President (Principal Executive Officer)

Date	June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President (Principal Executive Officer)

Date	June 8, 2022

By (Signature and Title)*	/s/ Elina Magid

Elina Magid, Treasurer
(Principal Financial Officer)

Date	June 8, 2022

* Print the name and title of each signing officer under his or her signature.